Exhibit 10.9

FOURTH EXTENSION AND AMENDMENT OF MORTGAGE

THIS AGREEMENT, made to be effective this 27th day of August, 2003 between Dorothy E. Sadler, Jill D. Sadler, and Kurt T. Sadler, personal representatives of the Estate of William S. Sadler, deceased (“Lender”) and Dotronix, Inc., a Minnesota corporation, (“Borrower”).  WITNESSETH, that whereas the said Lender, is the owner and holder of a certain Secured Promissory Note in the original principal amount of $1,000,000.00 made by the Borrower, dated February 23, 2000 as amended by the first, second and third extensions and amendments thereto, the second of which previously increased such principal amount to One Million Five Hundred Thousand Dollars ($1,500,000) (the “Note”), payable to the order of Lender as successors to the original Lender, William S. Sadler,  and which Note is secured by a mortgage on real estate owned by Borrower, situated in the County of Chippewa and the State of Wisconsin, and recorded in the office of the Register of Deeds of said County, dated February 23, 2000, and filed March 9, 2000, as Document No.  605192 and amended by the first extension and amendment thereto  filed January 26, 2001 as Document No. 617200 (the “Mortgage”), and Fixture Filing Statement filed April 24, 2000 as Document No.  00410145, and by the third extension and amendment thereto dated on or about October 7, 2002 which property is legally described as follows:

Lots 1, 2, 3, 4 and 5, Block 1, Chamber of Commerce Addition to the City of Eau Claire, Chippewa County, Wisconsin

AND WHEREAS, at the special instance and request of Borrower, as the present owner of said real estate, the Lender has agreed to extend the due date of the Note to November 30, 2003 pursuant to that certain Fourth Extension and Amendment of Secured Promissory Note of even date herewith given by the Borrower to the Lender.

NOW, THEREFORE, said Borrower does hereby agree with the Lender as follows:

1.                                       The parties acknowledge that William S. Sadler, the Lender described in the Mortgage died on June 16, 2003 and that Dorothy E. Sadler, Jill D. Sadler and Kurt T. Sadler have been appointed personal representatives of the Estate of William S. Sadler.  The Borrower hereby acknowledges and agrees that said personal representatives are the successors to William S. Sadler, the Lender named in said Mortgage.

2.                                       The dollar amount set forth in the second paragraph of the Mortgage is amended to read “$1,000,000.00”.

3.                                       The dollar amount set forth in the third paragraph following Granting Clause D in the Mortgage is amended to read “$1,000,000.00”.

4.                                       The date set forth in the third paragraph following Granting Clause D is amended to read “November 30, 2003”.

5.                                       The maximum principal indebtedness secured by this Mortgage has been amended to read “$1,000,000.00”.

6                                          .Borrower restates each and every agreement, representation and warranty contained in said Mortgage as if made on the date hereof.

7.                                       Section 4.6 (Paragraph 2 ) is amended to read as follows name and address of Mortgagee:

Dorothy E. Sadler, Jill D. Sadler, and Kurt T. Sadler, personal representatives of the Estate of William S. Sadler

1370 Ryan Avenue West, Roseville, MN 55113

IT IS HEREBY FURTHER AGREED that all the stipulations, provisions, conditions and covenants of said Note, as amended, and Mortgage are ratified and confirmed, and shall remain in full force and effect, except as herein modified or otherwise expressly agreed to by the parties, and nothing herein contained shall be construed to impair the security or lien of the holder of said mortgage, nor to affect nor impair any rights or powers which it may have under said Note and Mortgage for nonfulfillment of this agreement.

IN TESTIMONY WHEREOF, the parties hereto have caused these presents to be executed effective the day and year first above written.

LENDER:

/s/ Dorothy E. Sadler
Dorothy E. Sadler,
Personal Representative of the
Estate of William S. Sadler

/s/ Jill D. Sadler
Jill D. Sadler,
Personal Representative of the
Estate of William S. Sadler

/s/ Kurt T. Sadler
Kurt T. Sadler
Personal Representative of the
Estate of William S. Sadler

STATE OF MINNESOTA	)
) ss.
COUNTY OF RAMSEY	)

The foregoing was acknowledged before me this 25th day of September, 2003, by Dorothy E. Sadler, Jill D. Sadler, and Kurt T. Sadler, Personal Representatives of the Estate of William S. Sadler.

/s/ Robert A. Koch
Notary Public

BORROWER:

Dotronix, Inc.

By: /s/ Robert V. Kling

Its: Chief Financial Officer

STATE OF MINNESOTA	)
) ss.
COUNTY OF RAMSEY	)

The foregoing was acknowledged before me this  29th day of  September, 2003, by Robert V. Kling, the Chief Financial Officer of Dotronix, Inc., a corporation under the laws of the State of Minnesota.

/s/ Sandra Pollack
Notary Public